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                                                                   EXHIBIT 10.31

     Pursuant to Instruction 2 to Item 601 of Regulation S-K, this exhibit is not being filed because it is substantially identical to Exhibit 10.25. The only difference is that the Tenant is On Track Physical Threrapy, Inc.